02225/0001 149331.1


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 8, 2006


                              GPS INDUSTRIES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                     Nevada
--------------------------------------------------------------------------------
                            (State of Incorporation)


                          000-30104          88-0350120
--------------------------------------------------------------------------------
               (Commission File Number) (I.R.S. Employer Identification No.)


        #214, 5500 - 152nd Street, Surrey, BC Canada             V3S 5J9
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)              (Zip Code)


                                  (604) 576-7442
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

02225/0001 149331.1

ITEM 1.01         ENTRY INTO A MATERIAL AGREEMENT

         On December 8, 2006, GPS Industries, Inc. (the "Company"); Optimal Golf Solutions, Inc. (the "Subsidiary"); and Darryl Cornish ("Cornish") and Charles Huston ("Huston") (collectively, Huston and Cornish are referred to as the "Sellers") entered into a Second Amendment to Stock Purchase Agreement (the "Second Amendment"). Pursuant to a Stock Purchase Agreement dated as of November 19, 2004 (the "Purchase Agreement"), the Sellers sold to the Company the capital stock of the Subsidiary. Certain of the payment terms under the Purchase Agreement were modified pursuant to a First Amendment to Stock Purchase Agreement dated as of May 28, 2005 (the "First Amendment"). Under the terms of the Stock Purchase Agreement, as amended by the First Amendment, the purchase price for the Subsidiary was payable by delivery of an Initial Cash Payment of $100,000 (which was paid), a Second Cash Payment of $1,000,000 (which was paid), a First Stock Payment of 9,000,000 shares of the Company's Common Stock (which was issued and delivered), a Second Stock Payment, a Third Cash Payment and, if required, a Fourth Cash Payment. Among other things, the Second Amendment set forth the parties' agreement as to the payment of the Second Stock Payment, the Third Cash Payment and the Fourth Cash Payment.

         Pursuant to the Second Amendment, the Third Cash Payment is $1,648,725 paid as follows:

                                    (a) $300,000 which has been paid;

                                    (b) interest to be paid concurrently with
the payments in subparagraphs (a) and (c) on the Third Cash Payment of $1,648,725 during the period from August 22, 2006 until paid at New York prime plus 1%; and

                                    (c) the difference between $1,348,725 and
the net proceeds received by Sellers from the sale of the First Stock Payment from August 22, 2006 through and including January 15, 2007 (the "Remaining Balance"), to be paid by the Company on or before three business days from January 15, 2007.

         Pursuant to the Second Amendment, the Second Stock Payment is 30,392,002 shares which is in the process of being delivered to Sellers. Provided that the resale of the shares constituting the Second Stock Payment are then covered by an effective registration statement, the Sellers will commence selling the Second Stock Payment on the date of the payment of the Remaining Balance, and Sellers will sell at least 60% of the amount permitted under the previously executed Leakage Agreement unless otherwise advised by the Company because of securities law issues. In the event that by the June 15, 2007 there is no effective registration statement covering the resale of the Second Stock Payment, then at any time during the continuance of such event, Sellers, upon 30 days' notice, may elect to demand and receive the Fourth Cash Payment and, upon such payment, Sellers will return any unsold shares. If the failure to so register has not been cured by the expiration of the notice period, the Company will pay the Fourth Cash Payment to Sellers by such expiration date. The period for Sellers selling the Second Stock Payment will extend for 180 trading days from the commencement of the period with such period tolled for any period in which a registration statement is not effective covering the Second Stock Payment. The Fourth Cash Payment is the difference between (a) $5,250,000 plus interest and (b) sum of the Initial Cash Payment the Second Cash Payment, and the Third Cash Payment, and the First and Second Stock Payments.

         If prior to June 15, 2007 the Company's Common Stock is listed on the American Stock Exchange or the NASDAQ Stock Market, the Company will pay to Sellers $400,000 or, at the Company's option, issue to Sellers three-year warrants to purchase 4,000,000 shares of the Company's Common Stock at an exercise price per share of $.12 (subject to customary adjustments for stock splits, recapitalizations, reorganizations, etc.). Upon such payment or issuance, all obligations of the parties under the Purchase Agreement, as amended (except the obligations of the Company to keep the registration statement effective and the obligations of the Sellers under the Leakage Agreement) will be satisfied and all security and covenants with respect to the Company's obligations to Sellers shall be released/extinguished. If such listing does not occur by such date, the Company's obligations will continue. The Company will use commercially reasonable efforts to have its common stock listed on AMEX or NASDAQ as soon as possible.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The information set forth in Item 1.01 is incorporated herein by reference.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

         Pursuant to the Second Amendment, the Company is issuing to the Sellers an aggregate of 30,392,002 shares pursuant to Section 4(2) of the Securities Act of 1933, as amended.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits

          Exhibit No.                               Description
          -----------------      -----------------------------------------------
          10.1                   Second Amendment to Stock Purchase Agreement
                                 dated as of December 8, 2006 among the Company, the Sellers and Optimal Golf Solutions, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated this 13th day of December 2006.

                                                  By: /s/ Robert C. Silzer, Sr.
                                                      --------------------------
                                                      Robert C. Silzer, Sr.
                                                      Chief Executive Officer



02225/0001 149331.1

                                  EXHIBIT INDEX



          Exhibit No.                               Description
          -----------------      -----------------------------------------------
          10.1                   Second Amendment to Stock Purchase Agreement
                                 dated as of December 8, 2006 among the Company, the Sellers and GPS Industries, Inc.
                                 and Optimal Golf Solutions, Inc.